General Growth Properties, Inc.
2010 Equity Incentive Plan

APPRECIATION ONLY LTIP UNIT AWARD AGREEMENT

Name of Award Recipient: [                 ]

Number of AO LTIP Units Awarded: [       ]

Effective Date [                  ], 201__

AO LTIP Unit Forced Conversion Date: the earlier of (i) [               ] or (i) the date provided in paragraphs 2A, 2.B or 2.C below

AO LTIP Unit Participation Threshold: [            ]

AO LTIP Fraction: 10%

THIS APPRECIATION ONLY LTIP UNIT (“AO LTIP Unit”) AWARD AGREEMENT (this “Award Agreement”) is made effective as of [            ].(the “Effective Date”), between General Growth Properties, Inc., a Delaware corporation (the “Company”), GGP Operating Partnership, LP, a Delaware limited partnership (the “Partnership”), and [•] (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the General Growth Properties, Inc. 2010 Equity Incentive Plan, as amended (the “Plan”).  Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the award provided for herein (the “Award”) to the Participant. Pursuant to the Plan and the Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended (the “Partnership Agreement”), GGP Real Estate Holding II, Inc. as the general partner of the Partnership and the Company hereby award to the Participant an Other Stock-Based Award in the form of, and by causing the Partnership to issue to the Participant, the number of AO LTIP Units (as defined in the Partnership Agreement) set forth below having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement. Upon the close of business on the Effective Date pursuant to this Award Agreement,

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the Participant shall receive the number of AO LTIP Units specified below, subject to the restrictions and conditions set forth herein, in the Plan and in the Partnership Agreement.
NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.	Terms of the Award.
A.The Company hereby grants to the Participant an aggregate of [ ] AO LTIP Units as of the Effective Date noted above.
B.The Participant shall be admitted as partner of the Partnership with beneficial ownership of the AO LTIP Units as of the Effective Date by (i) signing and delivering to the Partnership a copy of this Award Agreement and (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A).
C.Each AO LTIP Unit, subject to the restrictions, limitations, and conditions of redemption and conversion set forth herein and in the Partnership Agreement, may (i) become convertible into a number of common units of the Partnership to be calculated using the AO LTIP Conversion Factor (as defined in the Partnership Agreement), and (ii) the common units of the Partnership into which AO LTIP Units are converted will be redeemable for a cash amount or shares of the Company’s common stock as provided in the Partnership Agreement.
D.Each AO LTIP Unit will have a period often (10) years (the “Fixed Term”), commencing on the Effective Date to accrete to its maximum AO LTIP Conversion Factor (subject to the Participant’s right to convert sooner at his or her option as provided in the Partnership Agreement). On the AO LTIP Unit Forced Conversion Date noted above (or at such earlier time specified herein or in the Partnership Agreement) the Company intends to cause conversion of each AO LTIP Unit and no further increase (or decrease) in the AO LTIP Conversion Factor will occur thereafter.
E.Subject to the Participant’s continued service to the Company through the applicable vesting date and the terms of the Plan, the Award shall vest in equal installments on each of the first ___ (__) anniversaries of the Effective Date, such that ______ percent (__%) of the Award vests on each such anniversary (each, a “Vesting Date”). At any time, the portion of the Award which has become vested in accordance with the terms hereof shall be called the “Vested Portion.”

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2.Change of Control. In the event of a Change of Control (as defined in the Plan), the Committee shall make one or more of the adjustments provided in Section 12.2 of the Plan.

3.	Termination of Service.
A.    If the Participant is a party to a Service Agreement, the provisions of such Service Agreement shall govern the vesting of the Participant’s AO LTIP Units exclusively in the event of termination of the Participant’s service with the Company or any Subsidiary or Affiliate. The foregoing sentence will be deemed an amendment to this Award Agreement to the extent required to apply applicable terms of the Service Agreement, such that, by way of illustration, any provisions of the Service Agreement with respect to accelerated vesting or payout of the Participant’s incentive compensation awards in the event of certain types of terminations of the Participant’s service (such as, for example, termination at the end of the term or termination without Cause by the employer) may require that calculations set forth in this Award Agreement be performed, or vesting occur with respect to the Award, other than as provided herein.
B.    Subject to Section 3.A above, upon a termination of the Participant’s service by the Company for Cause the Award, including the Vested Portion, shall immediately terminate and be forfeited without consideration.
C.    Subject to Section 3.A above, upon a termination of the Participant’s service by reason of death, Disability or Retirement, any unvested portion of the Award shall accelerate and immediately vest in full, and the Vested Portion shall remain eligible for conversion (at the option of the Participant or the Company as provided in the Partnership Agreement) until the earlier of (i) three (3) years following such termination of service and (ii) the expiration of the Fixed Term. Notwithstanding the foregoing, the consent of the Chief Executive Officer of the Company, which may be withheld in his sole discretion, must be received to accelerate vesting upon Retirement.
D.    Subject to Section 3.A above, upon a termination of the Participant’s service by the Company for no reason, or for any reason other than for Cause, any unvested portion of the Award shall immediately terminate and be forfeited without consideration and the Vested Portion shall remain eligible for conversion (at the option of the Participant or the Company as provided in the Partnership Agreement) until the earlier of (i) one (1) year following such termination of service and (ii) the expiration of the Fixed Term.
E.    Subject to Section 3.A above, upon a termination of the Participant’s service by the Participant for any reason other than death, Disability or Retirement, any unvested portion of the Award shall immediately terminate and be forfeited without

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consideration and the Vested Portion shall remain eligible for conversion (at the option of the Participant or the Company as provided in the Partnership Agreement) until the earlier of (i) thirty (30) days following such termination of service and (ii) the expiration of the Fixed Term.

4.	Definitions.
“Cause” means (a) if the Participant is a party to a Service Agreement, and “Cause” is defined therein, such definition, or (b) if the Participant is not party to a Service Agreement that defines “Cause,” unless otherwise determined by the Committee, (i) conviction or plea of guilty or no contest to any felony or crime of dishonesty or moral turpitude, (ii) gross negligence or willful misconduct in the performance of the Participant’s duties, (iii) drug addiction or habitual intoxication that adversely effects the Participant’s job performance or the reputation or best interests of the Company or any Affiliate, (iv) commission of fraud, embezzlement, misappropriation of funds, breach of fiduciary duty or a material act of dishonesty against the Company or any Affiliate, (v) material breach of any written employment, non-competition, non-solicitation, confidentiality or similar agreement with the Company or any Affiliate, (vi) noncompliance with Company policy or code of conduct, or (vii) willful and deliberate failure in the performance of the Participant’s duties in any material respect.
“Disability” means (a) if the Participant is a party to a Service Agreement, and “Disability” is defined therein, such definition, or (b) if the Participant is not party to a Service Agreement that defines “Disability,” permanent and total disability as determined under the procedures established by the Committee for purposes of the Plan.
“Retirement” means (a) retirement from active employment as determined in accordance with provisions of any Service Agreement to which the Participant is a party that specifically pertains to rights and benefits upon retirement or (b) the Participant’s retirement from active employment at or after age 60 and completing ten (10) years of service with the Company or one of its Affiliates; provided that, unless clause (a) above applies, the Committee retains the discretion of establishing that the circumstances of termination of the Participant’s employment met or failed to meet conditions for eligibility for “Retirement.”
“Service Agreement” means, as of a particular date, any employment, consulting or similar service agreement, including, without limitation, management continuity agreement, then in effect between the Participant, on the one hand, and the Company or one of its affiliates, on the other hand, as amended or supplemented through such date.
5.No Right to Continued Service. The granting of the Award evidenced hereby and this Award Agreement shall impose no obligation on the Company or any Affiliate to continue the service of the Participant and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the service of such Participant.

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6.Securities Laws/Legend on Certificates. The issuance and delivery of common units of the Partnership or shares of common stock of the Company shall comply with all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.  If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company which satisfies such requirements.  The securities shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable, and, if the securities are certificated, the Committee may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.
7.Transferability. Unless otherwise provided by the Committee, the Participant may transfer and assign all or any portion of the vested Award to (i) family members, including, without limitation, a Participant’s child, stepchild, grandchild, great-grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, trusts for the benefit of family members, or partnerships or other entities in which the Participant and/or family members are the only partners or equity owners, or (ii) any other person, partnership or entity approved by any officer or officers of the Company. No such permitted transfer of an Award shall be effective unless (i) the Company is furnished with prior written notice of the proposed transfer and (ii) the Participant and the transferee accept all terms and conditions required to effect the transfer of the Award, as determined by the Company. Notwithstanding the foregoing, the designation of a beneficiary upon the Participant’s death shall not be subject to the terms of this Section 7.
8.Tax Matters; Section 83(b) Election. The Participant hereby agrees to make an election to include in gross income in the year of transfer the AO LTIP Units hereunder pursuant to Section 83(b) of the Internal Revenue Code (the “Code”) substantially in the form attached hereto as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder.
9.Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to the AO LTIP Units granted hereunder, the Participant will pay to the Company or, if appropriate, any of its Subsidiaries, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to

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such amount. The obligations of the Company under the Award will be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.
10.Investment Representation; Registration. The Participant hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Effective Date and as of each Vesting Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Award Agreement by the Participant. The Participant shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false. The Partnership will have no obligation to register under the Securities Act any of the AO LTIP Units or any other securities issued pursuant to this Award Agreement or upon conversion or exchange of the AO LTIP Units into other limited partnership interests of the Partnership or shares of capital stock of the Company.
11.Status of AO LTIP Units under the Plan. The AO LTIP Units are both issued as equity securities of the Partnership and granted as “Units” under the Plan. The Company will have the right at its option, as set forth in the Partnership Agreement, to issue common stock of the Company in exchange for partnership units into which AO LTIP Units may have been converted pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such common stock, if issued, will be issued under the Plan. The Participant acknowledges that the Participant will have no right to approve or disapprove such election by the Company.
12.Section 409A. If any compensation provided by this Award Agreement may result in the application of Section 409A of the Code, the Company shall, in consultation with the Participant, modify the Award Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Participant.
13.Notices. Any notification required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  A notice shall be addressed to the Company, Attention: Chief Legal Officer, at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

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14.Entire Agreement. This Award Agreement, the Partnership Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
15.Waiver.  No waiver of any breach or condition of this Award Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
16.Successors and Assigns.  The provisions of this Award Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s assigns and the legal representatives, heirs and legatees of the Participant’s estate, whether or not any such person shall have become a party to this Award Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.
17.Choice of Law.  This Award Agreement shall be governed by the law of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.
18.Award Subject to Plan.  By entering into this Award Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan.  The Award is subject to the Plan.  The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference.  In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.
19.No Guarantees Regarding Tax Treatment.  The Participant (or their beneficiaries) shall be responsible for all taxes with respect to the Award.  The Committee and the Company make no guarantees regarding the tax treatment of the Award.
20.Amendment.  The Committee may amend or alter this Award Agreement and the Award granted hereunder at any time, subject to the terms of the Plan.
21.Severability.  The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
22.Signature in Counterparts.  This Award Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have entered into this Award Agreement.

GENERAL GROWTH PROPERTIES, INC.

Name:
Title:

GGP OPERATING PARTNERSHIP, LP
By:    GGP REAL ESTATE HOLDING II, INC.
Its General Partner

Name:
Title:

Acknowledged as of the
date first written above:

PARTICIPANT

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EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE
The Participant, desiring to become one of the within named Limited Partners of GGP Operating Partnership, LP, hereby becomes a party to the Agreement of Limited Partnership of GGP Operating Partnership, LP as amended and/or restated through the date hereof (the “Partnership Agreement”). The Participant agrees that this signature page may be attached to any counterpart of the Partnership Agreement.
Signature Line for Limited Partner:

By:    \
Name:    [                                ]
Date:    [                   ], 201_

Address of Limited Partner:
110 N. Wacker Drive
Chicago, IL 60606

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EXHIBIT B
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the fair market value of the property described below:

1.	The name, address and taxpayer identification number of the undersigned and the taxable year for which this election is being made are:
Name:     (the “Taxpayer”)
Address:
Taxpayer’s Social Security No.:
Taxable Year: Calendar Year [•]

2.	Description of property with respect to which the election is being made:
The election is being made with respect to [        ] AO LTIP Units in GGP Operating Partnership, LP (the “Partnership”).

3.	The date on which the AO LTIP Units were transferred is [ ]

4.	Nature of restrictions to which the AO LTIP Units are subject:

(a)	With limited exceptions, until the AO LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the AO LTIP Units.

(b)
The Taxpayer’s AO LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested AO LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

5.
The fair market value at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) of the AO LTIP Units with respect to which this election is being made is $0 per AO LTIP Unit.

6.	The amount paid by the Taxpayer for the AO LTIP Units was $0 per AO LTIP Unit.

7.
A copy of this statement has been furnished to the Partnership and to its general partner, General Growth Properties, Inc. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person

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performing services in connection with which the AO LTIP Units were transferred.
Dated:

Name:

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Schedule to Section 83(b) Election -Vesting Provisions of AO LTIP Units
AO LTIP Units vest in equal installments on each of the first ____ (_) anniversaries of [            ], 201_, such that ______ (__%) of the Option vests on each such anniversary, provided that the Taxpayer remains an employee of General Growth Properties, Inc. (the “Company”) or its subsidiaries through such dates, subject to acceleration in the event of certain extraordinary transactions. Unvested AO LTIP Units are subject to forfeiture in the event of failure to vest based on the passage of time and continued employment with the Company or its subsidiaries.

EXHIBIT C

PARTICIPANT’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Participant hereby represents, warrants and covenants as follows:
(a)The following documents have been made available to the Participant (the “Background Documents”):
(i)    The Annual Report to Stockholders;
(ii)    The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;
(iii)    The Company’s Report on Form 10-K for the fiscal year most recently ended;
(iv)    The Company’s Form 10-Q for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iii) above;
(v)    Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;
(vi)    The Fourth Amended and Restated Agreement of Limited Partnership of GGP Operating Partnership, LP, as then amended;
(vii)    The Company’s 2010 Equity Incentive Plan, as then amended; and
(viii)    The Company’s Articles of Incorporation, as then amended.
The Participant also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Participant as a holder of AO LTIP Units shall not constitute an offer of AO LTIP Units until such determination of suitability shall be made.
(b)The Participant hereby represents and warrants that
(i)    The Participant either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, or (B) by reason of the business and financial experience of the Participant, together with the business and financial experience of those persons, if any, retained by the Participant to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership (“Common Units”) and the potential redemption of such Common Units for shares of common stock of the Company (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Participant (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her its interests, and (III) is capable of bearing the economic risk of such investment.
(ii)    The Participant understands that (A) the Participant is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Participant is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Participant has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Participant provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Participant believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks. The Participant has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Participant has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Participant to verify the accuracy of information conveyed to the Participant. The Participant confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Participant have been made available or delivered to the Participant. The Participant has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Participanthas relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Participantby the Partnership or the Company. The Participant did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Award Agreement and the Participant’s receipt of LTIP Units.
(iii)    The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Participant for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Participant’s right (subject to the terms of the LTIP Units, the Plan and this Award Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.
(iv)    The Participant acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Participant contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Participant is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has filed an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares. The Participant hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement and this Award Agreement, the Participant may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the

Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.
(v)    The Participant has determined that the LTIP Units are a suitable investment for the Participant.
(vi)    No representations or warranties have been made to the Participant by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Participant has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in this Paragraph (b).
(c)So long as the Participant holds any LTIP Units, the Participant shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.
(d)The Participant hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Award Agreement a completed, executed copy of the election form attached to this Award Agreement as Exhibit B. The Participant agrees to file the election (or to permit the Partnership to file such election on the Participant’s behalf) within thirty (30) days after the Award of the LTIP Units hereunder with the IRS Service Center at which such Participant files his or her personal income tax returns if no check or money order is included with the returns, and to file a copy of such election with the Participant’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Participant.
(e)The address set forth on the signature page of this Award Agreement is the address of the Participant’s principal residence, and the Participant has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.
(f)The representations of the Participant as set forth above are true and complete to the best of the information and belief of the Participant, and the Partnership shall be notified promptly of any changes in the foregoing representations.

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